Rule 497(e)
                    File Nos. 333-25289
                          and 811-08183


                         THE SCHWAB VARIABLE ANNUITY(R)

                 ISSUED BY FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                      Supplement dated June 10, 1998 to the
                   Prospectus for The Schwab Variable Annuity
                                dated May 1, 1998


Effective July 1, 1998, the Montgomery Variable Series: International Small Cap Fund (the "Montgomery International Fund") will be closed to Contributions and Transfers.

Any Contract owner utilizing an Automatic Contribution Plan ("ACP") or a custom transfer feature: Dollar Cost Averaging or Rebalancer Option involving the Montgomery International Fund should contact the Schwab Annuity Service Center at 1-800-838-0649 or P.O. Box 7806, San Francisco, California 94120-9327
immediately to make alternate arrangements. If you fail to make alternate arrangements by July 1, 1998, allocations made to the Montgomery International Fund utilizing ACP or a customer transfer feature will be directed to the Schwab Money Market Investment Division.

First Great-West Life & Annuity Insurance Company and Charles Schwab & Co., Inc. are seeking an order from the Securities and Exchange Commission ("SEC") to permit a substitution of the Montgomery International Fund. If allowed, shares of the Montgomery International Fund would be substituted with shares of the American Century VP International Fund (the "American Century Fund") and any amounts that a Contract owner has allocated to the Montgomery International Fund will be transferred to the American Century Fund on the date to be designated upon receipt of the SEC order. The American Century Fund is presently available for allocations under the Contract and is described in the Prospectus for The
Schwab Variable Annuity and in the American Century Fund Prospectus, which accompanies The Schwab Variable Annuity Prospectus.

At any time prior to the proposed substitution, you may transfer your account balance from the Montgomery International Fund Investment Division to any of the remaining Investment Divisions without incurring any charges and such transfer will not be counted as one of the twelve free transfers permitted in a calendar year. If the substitution is approved by the SEC, Contract owners affected by the substitution will be permitted to make one transfer of all amounts in the American Century Fund Investment Division without incurring any charges and, so long as the transfer is made within 30 days of the effective date of the substitution, it will not be counted as one of the twelve free transfers permitted in a calendar year.

This supplement should be retained with The Schwab Variable Annuity Prospectus for future reference.